Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT dated as of December 21, 2020 is executed and delivered by each of the entities identified on the signature page hereto as a “Joining Originator” (each a “Joining Originator”, and collectively, the “Joining Originators”), in favor of MUFG Bank, Ltd., a Japanese banking corporation (“Buyer”), with respect to that certain Master Framework Agreement, dated as of October 9, 2020, by and among TXU Energy Retail Company LLC, a Texas limited liability company (“TXU”), as seller (the “Seller”), the various Originators from time to time party thereto, TXU, as seller party agent, and Buyer (as amended, restated, supplemented and otherwise modified from time to time, the “Framework Agreement”). Capitalized terms used and not otherwise defined are used with the meanings attributed thereto in the Framework Agreement (including those incorporated by reference therein), and the interpretive provisions of Section 1.2 of the Framework Agreement shall apply to this Joinder Agreement, mutatis mutandis.

Subject to receipt of counterparts hereof signed by the signatories below, by its signature below, each Joining Originator hereby absolutely and unconditionally agrees to become a party to the Framework Agreement as an Originator thereunder and to be bound by all of the provisions thereof, and hereby makes as to itself, as of the date hereof, each of the representations and warranties in Section 5.1 of the Framework Agreement, which representations and warranties shall, where applicable, be deemed to include this Joinder Agreement and the other agreements, documents, certificates and opinions delivered in connection herewith.

Attached hereto are (i) an amended and restated version of Schedule 3 to the Framework Agreement incorporating relevant information with respect to each Joining Originator, (ii) an amended and restated version of Schedule 4 to the Framework Agreement incorporating relevant information with respect to each Joining Originator and (iii) each of the other documents, certificates and opinions required to be delivered by each Joining Originator pursuant to Section 3.5 of the Framework Agreement. After giving effect to the amendments and restatements embodied in such Schedules 3 and 4 and the execution and delivery of this Joinder Agreement and the other aforementioned agreements, certificates, documents and opinions by each of the applicable parties hereto or thereto, each of the representations and warranties contained in Section 5.1 of the Framework Agreement will be true and correct in all material respects (except that any representation or warranty that is subject to any materiality qualification shall be true and correct in all respects) as to each Joining Originator.

The provisions of Article 9 of the Framework Agreement are incorporated in this Joinder Agreement by this reference with the same force and effect as if set forth in full herein except that references in such Article 9 to “this Framework Agreement” shall be deemed to refer to “this Joinder Agreement and to the Framework Agreement as modified by this Joinder Agreement.”

The Guarantor hereby acknowledges each Joining Originator’s entry into this Joinder Agreement and consents to the terms and conditions of this Joinder Agreement, it being understood that (i) such terms and conditions may affect the extent of the Obligations (as defined in the Guaranty) for which such Guarantor may be liable under the Guaranty and (ii) each Joining Originator shall constitute an “Originator” for purposes of the Guaranty. The Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this

Joinder Agreement and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Framework Agreement or the Master Repurchase Agreement (as the case may be) shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement or Master Repurchase Agreement.

Please acknowledge your consent to each Joining Originator’s joinder to the Framework Agreement by signing the enclosed copy hereof in the appropriate space provided below.

[signature pages follow]

IN WITNESS WHEREOF, each Joining Originator has executed this Joinder Agreement as of the date first written above.

AMBIT TEXAS, LLC, as a Joining Originator

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

TRIEAGLE ENERGY LP, as a Joining Originator

By:	TriEagle 1, LLC, its general partner

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

VALUE BASED BRANDS LLC, as a Joining Originator

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

S-1	Joinder Agreement

Each of the undersigned hereby consents to each Joining Originator’s joinder to the Framework Agreement:

MUFG BANK, LTD., as Buyer

By:	/s/ Matthew Stratton
Name:	Matthew Stratton
Title:	Managing Director

TXU ENERGY RETAIL COMPANY LLC, as Seller Party Agent

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

VISTRA OPERATIONS COMPANY LLC, as Guarantor

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

S-2	Joinder Agreement

SCHEDULE 3

UCC DETAILS SCHEDULE

(1)	TXU Energy Retail Company LLC:

(a)	Chief Executive Office

6555	Sierra Drive
Irving,	TX 75039

(b)	Locations Where Records Are Kept

6555	Sierra Drive
Irving,	TX 75039

(c)	Trade Names or DBA Names

TXU,	TXU Energy, TXU Energy Retail, TXUE

(d)	Prior Names

None.

(e)	Jurisdiction of Organization

Texas

(f)	True Legal Name

TXU	Energy Retail Company LLC

(2)	Dynegy Energy Services, LLC:

(a)	Chief Executive Office

6555	Sierra Drive
Irving,	TX 75039

(b)	Locations Where Records Are Kept

6555	Sierra Drive
Irving,	TX 75039

Schedule 3-1

(c)	Trade Names or DBA Names

BetterBuy	Energy; Dynegy; Honor Energy; True Fit Energy; Brighten Energy

(d)	Prior Names

None.

(e)	Jurisdiction of Organization

Delaware

(f)	True Legal Name

Dynegy	Energy Services, LLC

(3)	Dynegy Energy Services (East), LLC:

(a)	Chief Executive Office

6555	Sierra Drive
Irving,	TX 75039

(b)	Locations Where Records Are Kept

6555	Sierra Drive
Irving,	TX 75039

(c)	Trade Names or DBA Names

BetterBuy	Energy; Dynegy; Honor Energy; True Fit Energy; Brighten Energy; Dynegy Energy Services

(d)	Prior Names

None.

(e)	Jurisdiction of Organization

Delaware

(f)	True Legal Name

Dynegy	Energy Services (East), LLC

Schedule 3-2

(4)	Ambit Texas, LLC:

(a)	Chief Executive Office

6555	Sierra Drive
Irving,	Texas 75039

(b)	Locations Where Records Are Kept

6555	Sierra Drive
Irving,	TX 75039

(c)	Trade Names or DBA Names

State	DBA/Assumed Name
Texas	Ambit Energy

(d)	Prior Names

N/A

(e)	Jurisdiction of Organization

Texas

(f)	True Legal Name

Ambit	Texas, LLC

(5)	TRIEAGLE ENERGY LP:

(a)	Chief Executive Office

6555	Sierra Drive
Irving,	Texas 75039

(b)	Locations Where Records Are Kept

6555	Sierra Drive
Irving,	TX 75039

Schedule 3-3

(c)	Trade Names or DBA Names

State	DBA/Assumed Name
Illinois	TriEagle Energy
Maryland	TriEagle Energy
New Jersey	TriEagle Energy
Ohio	TriEagle Energy
Pennsylvania	TriEagle Energy
Texas	Pilot Energy
Texas	Energy Rewards
Texas	Power House Energy
Texas	Eagle Energy
Texas	Viridian Energy
Texas	TriEagle Energy Services
Texas	TriEagle Energy Supply

(d)	Prior Names

N/A

(e)	Jurisdiction of Organization

Texas

(f)	True Legal Name

TRIEAGLE	ENERGY LP

(6)	Value Based Brands LLC:

(a)	Chief Executive Office

6555	Sierra Drive
Irving,	Texas 75039

(b)	Locations Where Records Are Kept

6555	Sierra Drive
Irving,	TX 75039

Schedule 3-4

(c)	Trade Names or DBA Names

State	DBA/Assumed Name
Texas	4Change
Texas	4Change Energy
Texas	Express Energy
Texas	Veteran Energy

(d)	Prior Names

4Change	Energy Company LLC, a Texas limited liability company
4Change	Energy Company, a Texas corporation

(e)	Jurisdiction of Organization

Texas

(f)	True Legal Name

Value	Based Brands LLC

Schedule 3-5

SCHEDULE 4

ORIGINATORS

Originator	Location
TXU Energy Retail Company LLC	Texas
Dynegy Energy Services, LLC	Delaware
Dynegy Energy Services (East), LLC	Delaware
Ambit Texas, LLC	Texas
TRIEAGLE ENERGY LP	Texas
Value Based Brands LLC	Texas

Schedule 4